SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 10, 2001



                      FRONTLINE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                   000-24223                  13-13950283
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)



One Blue Hill Plaza, P.O. Box 1548, Pearl River, New York 10965
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (845) 623-8553



--------------------------------------------------------------------------------
           Former name or former address, if changed since last report

Item 4.  Changes in Registrant's Certifying Accountant.

(a)(1)

     (i)  On  January  10,  2001,  Frontline  Communications  Corporation.  (the
"Company") dismissed BDO Seidman, LLP ("BDO") as its principal independent accountant.

     (ii) Neither of BDO's reports on the financial statements of the Company for the fiscal years ended December 31, 1998 or December 31, 1999 contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to change accountants was recommended and approved by the Audit Committee of the Company's Board of Directors, and approved by the Company's Board of Directors.

     (iv) During the fiscal years ended December 31, 1998 and December 31, 1999 and during the period from January 1, 2000 through January 10, 2001, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable event.

(a)(2)

     On January 10, 2001 the Company engaged Goldstein Golub Kessler LLP as the Company's principal independent accountant to audit the financial statements of the Company for the year ended December 31, 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c). Exhibits.

     16. Letter from BDO Seidman, LLP regarding change in certifying accountant.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          FRONTLINE COMMUNICATIONS CORPORATION


                                          By: /s/ Stephen Cole-Hatchard
                                              ----------------------------------
                                              Stephen Cole-Hatchard
                                              Chief Executive Officer
                                              (Duly authorized officer)



Date: January 12, 2001


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